UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2018

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
e.

On April 26, 2018, the shareholders of Olin Corporation (Registrant) approved the Olin Corporation 2018 Long Term Incentive Plan (2018 LTIP) at Registrant’s Annual Shareholders Meeting (ASM). The 2018 LTIP is effective immediately. The material terms of the 2018 LTIP were previously reported in Registrant’s Proxy Statement dated March 12, 2018 (Proxy Statement), under the caption “Item 2: Proposal to Approve the Olin Corporation 2018 Long Term Incentive Plan.” The 2018 LTIP authorizes the Compensation Committee of Registrant’s Board of Directors (Board) to grant to officers and other key employees stock options and other equity compensation as more fully described and summarized in the Proxy Statement.

Attached as Exhibit 10.1 and incorporated herein by reference is the 2018 LTIP, which was also filed as Appendix A to the Proxy Statement.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 16, 2018, Registrant’s Board approved an amendment to Article II, Section 1 of Registrant’s Bylaws, such amendment to be effective April 26, 2018, to decrease the size of the Board from eleven to ten directors.

Attached as Exhibit 3.1 and incorporated into this Item 5.03 by reference are the amended Bylaws.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

a. and b.

Registrant’s 2018 ASM was held on April 26, 2018.  Of the 167,192,875 shares of Common Stock entitled to vote at such meeting, 153,203,743.248 shares were present for purposes of a quorum. The voting results for each of the four proposals submitted for vote by Registrant’s shareholders are set forth below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1 - Election of Directors

One Class II Director was elected at the meeting, for a term of two years, as follows:

Donald W. Bogus	133,913,331.250	2,986,241.161	212,003.837	16,092,167

Three Class III Directors were elected at the meeting, for a term of three years, as follows:

Earl L. Shipp	135,687,666.858	1,172,900.996	251,008.394	16,092,167

Vincent J. Smith	134,030,711.271	2,870,413.969	210,451.008	16,092,167

Carol A. Williams	134,163,868.047	2,738,209.607	209,498.594	16,092,167

Proposal 2 - Conduct an advisory vote to approve the 2018 Long Term Incentive Plan	131,576,764.505	5,040,746.116	494,065.627	16,092,167

Proposal 3 - Conduct an advisory vote to approve named executive officer compensation	133,144,777.314	3,427,644.291	539,154.643	16,092,167
	Votes For	Votes Against	Abstentions
Proposal 4 - Ratification of appointment of KPMG, LLP as the Corporation’s independent registered public accounting firm for 2018	151,481,328.746	1,464,807.718	257,606.784

c. and d.

Not applicable.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
3.1	Bylaws of Olin Corporation as amended effective April 26, 2018.
10.1	Olin Corporation 2018 Long Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Eric A. Blanchard
	Name:	Eric A. Blanchard
	Title:	Vice President, General Counsel and Secretary

Date: April 30, 2018